UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 29, 2021

ADIENT PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37757	98-1328821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25-28 North Wall Quay, IFSC

Dublin 1, Ireland D01 H104

(Address of principal executive offices)

Registrant’s telephone number, including area code: 734-254-5000

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
Ordinary Shares, par value $0.001	ADNT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Reaffirmation of Guidance

On February 5, 2021, Adient plc (the “Company”) reaffirmed fiscal year (“FY”) 2021 guidance that included, among other things, revenue of $14.6 billion to $15.0 billion and Adjusted EBITDA of $1.0 billion to $1.1 billion. Today, the Company reaffirmed its previously released FY 2021 guidance.

The guidance set forth above speaks as of the date hereof. The Company does not intend to provide further updates on its guidance until it releases its second quarter FY 2021 results, expected in May 2021.

Presentation Materials

On March 29, 2021, Adient US LLC, an indirect wholly-owned subsidiary of the Company, intends to present certain materials to existing and prospective lenders under its existing term loan credit agreement in connection with a proposed amendment and extension of the agreement. A copy of the materials that will be used during this presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

As previously announced, representatives of the Company will be presenting at the Bank of America 2021 Global Automotive Summit on Tuesday, March 30, 2021 at 8:20 a.m. Eastern time. A copy of the materials that will be used during this presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Company has made statements in this report that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this report other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding the Company’s expectation for the strategic transactions in China, the Company’s deleveraging transactions and the contemplated amendment and extension of the Company’s term loan credit agreement (collectively, the “Transactions”), timing, benefits and outcomes of the Transactions, as well as its future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, market position, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. The Company cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond the Company’s control, that could cause the Company’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the Company’s ability to consummate the Transactions that may yield additional value for shareholders at all or on the same or different terms as those described herein, the timing, benefits and outcome of the Transactions, the effect of the announcement of the Transactions on the Company’s business relationships, operating results and business generally, the occurrence of any event, change or other circumstances that could give rise to the termination of the Transactions, the failure to satisfy conditions to consummation of the Transactions, including the receipt of regulatory approvals (and any conditions, limitations or restrictions placed on these approvals), risks that the Transactions disrupt current plans and operations, including potential disruptions with respect to the Company’s employees, vendors, clients and customers as well as management diversion or potential litigation, the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties, the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on the Company and its customers, suppliers, joint venture partners and other parties, the ability of the Company to execute its turnaround plan, the ability of the Company to effectively launch new business at forecast and profitable levels, the ability of the Company to meet debt service requirements, the terms of financing, the impact of tax reform legislation through the Tax Cuts and Jobs Act and/or under the new U.S. presidential administration, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations including as may be impacted by the change in U.S. presidential administration, general economic and business conditions, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, changes in consumer demand, work stoppages and similar events, global climate change and related emphasis on ESG matters by various stakeholders, energy and commodity prices, the availability of raw materials and component products, currency exchange rates and cancellation of or changes to commercial arrangements, and the ability of the Company to identify, recruit and retain key leadership. A detailed discussion of risks related to the Company’s business is included in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020 filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 30, 2020, Quarterly Report on Form 10-Q for the Quarterly Period ended December 31, 2020 filed with the SEC on February 5, 2021, and in subsequent reports filed with or furnished to the SEC, available at www.sec.gov. Potential investors, holders of notes and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this report are made only as of the date of this report, unless otherwise specified, and, except as required by law, the Company assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this report.

In addition, this report includes certain projections provided by the Company with respect to the anticipated future performance of the Company’s businesses. Such projections reflect various assumptions of the Company’s management concerning the future performance of the Company’s businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. The Company does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this report or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the projections based thereon.

This report also contains non-GAAP financial information because the Company’s management believes it may assist investors in evaluating the Company’s on-going operations. The Company believes these non-GAAP disclosures provide important supplemental information to management and investors regarding financial and business trends relating to the Company’s financial condition and results of operations. Investors should not consider these non-GAAP measures as alternatives to the related GAAP measures.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Adient plc Lender Presentation dated March 29, 2021.

99.2	Adient plc Investor Presentation dated March 30, 2021.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADIENT PLC

Date: March 29, 2021	By:	/s/ Heather M. Tiltmann
	Name:	Heather M. Tiltmann
	Title:	Senior Vice President, General Counsel and Secretary